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           MONTHLY CERTIFICATEHOLDERS' STATEMENT

           CHEVY CHASE MASTER CREDIT CARD TRUST II
                       SERIES 1996-A
Pooling and Servicing Agreement"), among Chevy Chase Bank, F.S.B.,
("Chevy Chase"), as Transferor and Servicer, CCB Holding Corporation, as Transferor, and Bankers Trust Company, as trustee (the "Trustee").
Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders an the performance of the Chevy Chase Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the November 17, 1997, Distribution Date (referred to herein the "Distribution Date"), and with respect to the performance of the Trust during the October, 1997, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A)   Information Regarding Distributions to
     the Class A Certificateholders, per
     $1,000 original certificate principal amount.

     (1)   The total amount of the
     distribution to Class A
     Certificateholders, per $1,000
     original certificate principal amount                 $      5.2937500

     (2)   The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class A
     Certificates, per $1,000 original
     certificate principal amount                          $      5.2937500

     (3)   The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal of the Class A
     Certificates, per $1,000 original
     certificate principal amount                          $      0.0000000

B)   Class A Investor Charge Offs and
     Reimbursement of Charge Offs

     (1)   The amount of Class A Investor
     Charge Offs                                           $      0.0000000

     (2)   The amount of Class A Investor
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                      $      0.0000000

     (3)   The total amount reimbursed in
     respect of Class A Investor Charge Offs               $      0.0000000

     (4)   The amount set forth in paragraph
     3 above, per $1,000 original



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     certificate principal amount                          $      0.0000000

     (5)   The amount, if any, by which the
     outstanding principal balance of the
     Class A Certificates exceeds the Class
     A Invested Amount after giving effect
     to all transactions on such Distribution Date         $      0.0000000

C)   Information Regarding Distributions to
     the Class B Certificateholders, per
     $1,000 original certificate principal amount.

     (1)   The total amount of the
     distribution to Class B
     Certificatedholders, per $1,000
     original certificate principal amount                 $      5.5000000

     (2)   The amount of the distribution
     set forth in paragraph 1 above in
     respect of interest on the Class B
     Certificates, per $1,000 original
     cerificate principal amount                           $      5.5000000

     (3)   The amount of the distribution
     set forth in paragraph 1 above in
     respect of principal on the Class B
     Certificates, per $1,000 original
     cerificate principal amount                           $      0.0000000

D)   Class B Investor Charge Offs and
     Reimbursement of Charge Offs

     (1)   The amount of Class B Investor
     Charge Offs                                           $      0.0000000

     (2)   The amount of Class B Investor
     Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate
     principal amount                                      $      0.0000000

     (3)   The total amount reimbursed in
     respect of Class B Investor Charge Offs               $      0.0000000

     (4)   The amount set forth in paragraph
     3 above, per $1,000 original
     certificate principal amount                          $      0.0000000

     (5)   The amount, if any, by which the
     outstanding principal balance of the
     Class B Certificates exceeds the Class
     B Invested Amount after giving effect
     to all transactions on such
     Distribution Date                                     $      0.0000000


                         CHEVY CHASE BANK, F.S.B.,
                           Servicer

                         By  ________________________
                                  Mark A. Holles
                                  Vice President